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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 Nos. 333-47453 and 333-68976) pertaining to the 1997 Incentive Plan of Dril-Quip, Inc. (as amended March 16, 2001) of our report dated February 26, 2002, with respect to the consolidated financial statements of Dril-Quip, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2001.

                                                /s/ Ernst & Young LLP

Houston, Texas
March 22, 2002